                                 Exhibit (j)(2)

                             Consent of Ropes & Gray

                              CONSENT OF COUNSEL

     We hereby consent to the use of our name and to the reference to our firm under the caption "Experts" included in or made a part of Post-Effective Amendment No. 59 to the Registration Statement of One Group(R) Mutual Funds on Form N-1A (Nos. 2-95973 and 811-4236) under the Securities Act of 1933, as amended.



                                                   /s/ Ropes & Gray LLP
                                                   ROPES & GRAY LLP

Washington, D.C.

May 15, 2003